The Board of Directors
NORMANBARKER, JR.*+ Chairman
JOHNE.BRYSON*
RICHARDC. GILMAN+
GORDON L. HOUGH*+
WILLIAM G. McGAGH
RONALD L. OLSON
LOUIS A. SIMPSON

Officers                                              PACIFIC
W. CURTIS LIVINGSTON III                             AMERICAN
President                                             INCOME
KENT S. ENGEL                                      SHARES, INC.
Vice President                                        ANNUAL
&Portfolio Manager                                    REPORT
SCOTT F. GRANNIS                                       1996
Vice President
ILENE S. HARKER
Vice President
DONNA E. BARNES
Secretary
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer

References
INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member of Executive Committee
+Member of Audit Committee


          PACIFIC
          AMERICAN
           INCOME
        SHARES, INC.
        P.O. BOX 983
          PASADENA
      CALIFORNIA 91105

Dear Shareholders:

Market Review and Performance

Last year was a difficult one for the bond market, but a relatively good one for our shareholders. Despite historically stable economic fundamentals, interest rates gyrated as the market attempted to understand the inflationary implications of every nuance in the economic statistics. When the dust finally settled, the economy picked up steam following its 1995 slump, and Treasury yields ended the year somewhat higher. Though these higher yields depressed Pacific American's (PAIS) share price fractionally, the fund performed well, continuing to deliver a high level of income to shareholders, enhanced this time with a capital gain distribution.

     Despite the adverse impact of volatile and generally lower bond prices, there were pockets of opportunity for which the fund was well positioned. Yield premiums on corporate issues--both in the investment-grade and particularly in the high-yield arenas--declined last year, as strong economic fundamentals bolstered the outlook for credit quality improvements, and investors hungered for yield against a global backdrop of generally low interest rates. A modest exposure to emerging market debt was rewarded as Latin American countries such as Mexico and Argentina gradually recovered their economic and political stability, causing the sector to generate very impressive returns. Finally, the fund benefited from a moderate exposure to mortgage-backed securities, the top-performing sector of the broad bond market.

     Because of these successful strategies, the fund generated a total return (net price gains/losses plus interest income) of 4.2% for the year. This compares favorably with the return of 4.3% for investment grade corporate debt, and the 3.6% total return for the broad investment grade bond market. According to Lipper Analytical Services, for the year ending December 31, 1996, PAIS' return ranked third out of its universe of 16 competitive closed-end investment grade bond funds. Its long-term competitive record remains excellent: for periods ending December 31, 1996, PAIS ranked first of 15 for the past five years, and second of 15 for the past ten years. As we anticipated in last year's letter, regular dividends of $1.18 per share were paid in calendar year 1996, as well as a $.295 per share capital gain distribution.

Economic Outlook and Portfolio Strategy

     As we enter the seventh year of the current business cycle, the usual cast of nefarious characters is conspicuously absent from the economic stage, namely rising inflation and policy excesses. Today's core rate of inflation (2-2.5%) compares favorably to the low-inflation experience of the 1950s and 60s, and inflation has never been as stable in our economic history as it has been for the past six years. This is undoubtedly a tribute to nine years of Fed Chairman Greenspan's steady hand at the monetary helm, in which period we have seen the slowest rate of growth in the monetary aggregates in history.

     For all the bond market's angst over the inflationary implications of growth, the economy has grown at a moderate rate at best--averaging 2.5% per year since 1991--and no other business cycle in modern times has exhibited growth rate volatility as low as this one. There have been some ups and downs, but the current growth rate is about average, and it's a mixed bag at that. Consumer demand has weakened since last summer, with the housing and auto sectors just about flat, while other areas, particularly construction and exports, have strengthened.

     Thanks to Washington's new-found discipline and high tax burdens, the federal budget deficit has contracted significantly, and the Fed remains stingy with credit. So, unlike any other in modern memory, this business cycle expansion has not been driven by stimulus measures. Instead, the drivers have been the virtuous forces of disinflation, restructuring and good, old-fashioned productivity. That's why growth has not led to rising inflation, because today's growth is the by-product of low-inflation fundamentals and is thus consistent with a secular decline in interest rates.

     Going forward, we believe that these forces will remain favorable for the bond market. Monetary policy appears reasonably tight, as suggested by the strong dollar, falling gold price and stable industrial commodity prices. The relatively wide gap between interest rates and inflation has the effect of tightening monetary conditions further, thus providing added insurance that the economy does not "overheat." Happily, there is a substantial cushion between short-term interest rates and inflation, giving the Fed plenty of room to ease policy should the economy falter. As for fiscal policy, the political climate in Washington is likely to remain conservative, and the chances of meaningful entitlement reform, budget cutting, and tax reform are significant and growing.

     We thus have little reason to expect negative policy surprises on the horizon, and this in turn should help keep economic and financial market volatility in check. Sooner or later, as concerns over growth are replaced by the continuing reality of low and stable inflation, interest rates should resume their secular downtrend. We thus see little reason to change the strategies that have been in place for the past year.

Dividend Policy

     Thanks to the moderate rise in market interest rates over the past year, and our efforts to preserve as high a current income level for PAIS shareholders as possible, we anticipate no change this year in the current regular quarterly dividend rate of $0.295/share. It is unlikely, however, that there will be another significant capital gain distribution.

     As always, we renew our pledge to deliver the highest level of management expertise to our shareholders. Please let us know if we can answer any questions for you.

     Sincerely,

/s/ W. Curtis Livingston, III

W. Curtis Livingston, III
Chairman

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Statistical Highlights          (Amounts in Thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                      December 31,
--------------------------------------------------------------------------------
                                                  1996              1995
Net Asset Value                                $146,979           $151,627
     Per Share                                   $15.77             $16.27
Net Investment Income                           $10,641            $11,029
     Per Share                                    $1.14              $1.18
Dividends Paid                                  $10,997            $11,184
     Per Share                                    $1.18              $1.20
Capital Gains Paid                               $2,749                 --
     Per Share                                    $.295                 --

--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------

     Pacific American Income Shares, Inc. is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------

     The Company's fundamental investment policies provide that its portfolio be invested as follows:

[ ] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[ ] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[ ] Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

     State Street Bank and Trust Company ("State Street"), which acts as the Transfer Agent and Registrar for the Common Stock of Pacific American Income Shares, Inc. ("PAIS"), makes available to registered shareholders of PAIS a dividend reinvestment plan ("Plan"). Under the Plan, cash dividends and other cash distributions payable to participants in the Plan will automatically be invested in additional shares of Common Stock of PAIS which will be purchased in the open market or in negotiated transactions. If you elect to participate in the Plan, State Street, acting for each participant in the Plan, will apply all cash dividends and other cash distributions which become payable to such participants on shares of Common Stock of PAIS (including both shares evidenced by certificates held by participants and shares credited to the accounts of participants under the Plan) to the purchase of additional shares of such stock for each participant. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as State Street may agree to.

     For the purpose of making purchases, State Street will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account with respect to a particular dividend or other distribution shall be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. Participants may obtain, without charge, a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to State Street. State Street will hold the total shares purchased (unless and until the certificate(s) of a participant are delivered) for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase. Full and fractional shares will be voted by State Street in accordance with the participant's instructions.

     Although the Plan is similar to dividend reinvestment plans for shareholders of industrial companies, it differs from reinvestment plans for shareholders of some other closed-end investment companies. Under the latter plans, dividends and distributions are invested in additional shares at market price or per share net asset value, whichever is lower, and shares which are purchased at net asset value are acquired from the issuer rather than in the market.

     PAIS will pay all costs applicable to the Plan except brokerage commissions, transfer taxes and any other costs of purchase or sale with respect to shares purchased and sold by State Street under the Plan, which costs will be charged to participants. In the event PAIS determines to no longer pay such costs, State Street will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

     Participation in the Plan may be terminated by a participant by written instructions to that effect to State Street. Such termination shall be effective as of the record date next succeeding the receipt of such instructions by State Street, unless a later date of termination is specified in such instructions. State Street may terminate a participant's participation in the Plan by mailing a notice of intention to terminate to the participant at his address as it appears on State Street's records. Such termination shall be effective as of the record date for a distribution next succeeding the date such notice was mailed by State Street, unless a later date of termination is specified in such notice. Upon termination, a participant may request a certificate for the full shares credited to his account or may request the sale of all or part of such shares. If such participant instructs State Street to sell the shares credited to the participant's account, State Street may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as State Street may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

     Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash, and will be included in the Form 1099 information return to the Internal Revenue Service and only one Form 1099 will be sent to participants each year.

     Further information about the Plan may be obtained by writing to State Street Bank and Trust Company, Dividend Reinvestment Service, P.O. Box 8200, Boston, MA 02266-8200.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Portfolio Diversification                                      December 31, 1996
--------------------------------------------------------------------------------

                                   BY RATING*
                               (At Market Value)

                   [PIE CHART APPEARS HERE--SEE VALUES BELOW]

                   AAA................................  39.0%
                   AA.................................   2.1%
                   A..................................   5.4%
                   BBB................................  28.7%
                   BB.................................  18.1%
                   B..................................   3.6%
                   Short-Term Securities..............    .3%
                   Not Rated..........................   2.8%



                                  BY INDUSTRY*
                               (At Market Value)

                   [BAR GRAPH APPEARS HERE--SEE VALUES BELOW]

                     .3%      Short-Term Securities
                     .9%      Mortgage-Backed
                    3.5%      Equities
                    4.6%      Foreign & International
                    5.6%      Financial & Leasing
                   10.9%      U.S. Government & Agencies
                   20.7%      Utilities--Gas & Electric
                   26.2%      Industrials & Miscellaneous
                   27.3%      U.S. Gov't Mortgage-Backed

                *Expressed as a percentage of total investments

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Schedule of Investments  December 31, 1996                (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                      Market
                                                             Par      Value
--------------------------------------------------------------------------------
INVESTMENT SECURITIES -- 106.0%
FINANCIAL AND LEASING -- 5.9%
Dean Witter Discover, 6.75%, due 10-15-13                  $2,700     $ 2,517
J.P. Morgan Capital Trust, 7.54%, due 1-15-27               1,100       1,075
Western Financial Savings Bank, 8.5%, due 7-1-03            5,000       5,043

--------------------------------------------------------------------------------
                                                                        8,635
--------------------------------------------------------------------------------

FOREIGN AND INTERNATIONAL(A) -- 4.9%
Republic of Argentina, 6.31%, due 3-31-05                   1,955       1,699(E)
Hydro Quebec, 8.05%, due 7-7-24                             1,500       1,649
United Mexican States, 7.63%, due 8-6-01                    1,400       1,403(E)
United Mexican States, 11.38%, due 9-15-16                  2,300       2,402

--------------------------------------------------------------------------------
                                                                        7,153
--------------------------------------------------------------------------------

INDUSTRIALS AND MISCELLANEOUS -- 27.8%
Auburn Hills Trust, 12.38%, due 5-1-20                      2,094       3,174(E)
Cablevision Industries, 9.25%, due 4-1-08                   2,000       2,121
GMAC Zero Coupon Units, 0%, due 6-15-15                     4,300       1,124(F)
Harrahs Operations, Inc., 8.75%, due 3-15-00                2,500       2,531
K Mart Corp., 7.95%, due 2-1-23                             3,000       2,453
Loews Corporation, 7.63%, due 6-1-23                        2,242       2,200
Millennium America, Inc., 7.63%, due 11-15-26               1,100       1,064
News America Holdings Incorporated, 8.88%, due 4-26-23      2,635       2,815
News America Holdings Incorporated, 8.45%, due 8-1-34         930       1,011
Northrop Grumman Corp., 9.38%, due 10-15-24                 2,000       2,211
Owens-Illinois, Inc., 11%, due 12-1-03                      3,000       3,338
RJR Nabisco, Inc., 8.75%, due 8-15-05                         400         402
RJR Nabisco, Inc., 8.75%, due 7-15-07                       4,280       4,273
Rogers Cable System, LTD., 10%, due 3-15-05                 1,000       1,065
Safeway Inc., 10%, due 12-1-01                              1,500       1,682
TCI Communications Inc., 8.75%, due 8-1-15                  3,000       2,964

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Schedule of Investments  (Continued)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                      Market
                                                             Par      Value
--------------------------------------------------------------------------------
INDUSTRIALS AND MISCELLANEOUS-- Continued
Tele Communications, Inc., 9.25%, due 1-15-23               2,200     $ 2,138
Time Warner, Inc., 8.18%, due 8-15-07                       1,050       1,077
Unisys Corporation, 10.63%, due 10-1-99                     3,100       3,212

--------------------------------------------------------------------------------
                                                                       40,855
--------------------------------------------------------------------------------

U.S. GOV'T MORTGAGE-BACKED SECURITIES -- 29.1%
Federal Home Loan Mortgage Corp., 8.50%, due 3-15-97          761         768
Federal Home Loan Mortgage Corp., 10.75%, due 7-1-00           57          63
Federal Home Loan Mortgage Corp., 10.25%, due 5-1-09          334         362
Federal Home Loan Mortgage Corp., 11.88%, due 6-15-13         501         513
Federal National Mortgage Assoc., 8%, due 4-25-06           3,000       3,085
Federal National Mortgage Assoc., 10.50%, due 7-1-09          275         301
Federal National Mortgage Assoc., 7%, due 12-1-26          15,345      15,006
Federal National Mortgage Assoc., 7%, due 1-1-27            9,900       9,680(B)
Gov't Nat'l Mortgage Assoc., 12.25%, due 3-20-14              205         238
Gov't Nat'l Mortgage Assoc., 9%, due 9-15-19                  158         169
Gov't Nat'l Mortgage Assoc., 8%, due 10-15-26               4,646       4,740(B)
Resolution Trust Corporation, 6.319%, due 5-25-19           1,404       1,396
Resolution Trust Corporation, 9.40%, due 5-25-24            4,000       4,038
Resolution Trust Corporation, 8%, due 4-25-25               2,574       2,428

--------------------------------------------------------------------------------
                                                                       42,787
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES -- 1.0%
Glendale Federal Savings and Loan Assoc., 9.13%,
  due 1-25-08                                                 175         175
Granite Home Loan, 13.5%, due 1-1-99                           25          25(C)
Nomura Asset Securities Corp., 7.12%, due 4-13-36           1,170       1,182
Valley Federal S&L, Manufactured Housing, 13.25%,
  due 1-15-99                                                  43          43(C)

--------------------------------------------------------------------------------
                                                                        1,425
--------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Schedule of Investments  (Continued)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                      Market
                                                             Par      Value
--------------------------------------------------------------------------------
UTILITIES - GAS AND ELECTRIC -- 22.0%
Connecticut Yankee Atomic Mtg., 12%, due 6-1-00            $  870      $  893
Connecticut Light &Power Co., 7.88%, due 6-1-01             3,250       3,320
First PV Funding Corporation, 10.15%, due 1-15-16           1,682       1,787
Gulf States Utilities, 8.25%, due 4-1-04                    3,200       3,382
Long Island Lighting Co., 9.75%, due 5-1-21                 5,000       5,339
Louis Dreyfus Natural Gas, 9.25%, due 6-15-04               2,000       2,160
Niagra Mohawk Power, 7.75%, due 5-15-06                     3,000       2,794
Niagra Mohawk Power, 8.75%, due 4-1-22                      2,500       2,368
North Atlantic Energy Corp., 9.05%, due 6-1-02              2,161       2,158
PNPP II Funding Corp., 9.12%, due 5-30-16                   2,469       2,420(D)
Sithe/Independence Funding Corporation, 9%, due 12-30-13    4,000       4,066
Systems Energy Resources, 7.43%, due 1-15-11                1,818       1,761

--------------------------------------------------------------------------------
                                                                       32,448
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCIES -- 11.6%
Resolution Funding Corporation, 8.88%, due 4-15-30          3,175       4,003
U.S. Treasury Bonds, 6%, due 2-15-26                        5,200       4,733
U.S. Treasury Notes, 6.88%, due 3-31-00                     1,000       1,023
U.S. Treasury Notes, 6.63%, due 7-31-01                     2,950       2,997
U.S. Treasury Notes, 6.25%, due 10-31-01                    1,360       1,361
U.S. Treasury Notes, 7.25%, due 5-15-04                     1,070       1,126
U.S. Treasury Notes, 7.5%, due 2-15-05                      1,625       1,738

--------------------------------------------------------------------------------
                                                                       16,981
--------------------------------------------------------------------------------

                                                           Shares
--------------------------------------------------------------------------------
EQUITIES -- 3.7%
News Corp - Trust Originated Preferred Security, 5%,
  due 11-12-16                                              2,100       1,295
News Corp - Warrants                                           21         679(G)
Time Warner Inc., 10.25% Preferred Stock                        3       3,460
--------------------------------------------------------------------------------
                                                                        5,434
--------------------------------------------------------------------------------

Total Investment Securities                                           155,718
--------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Schedule of Investments  (Continued)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                      Market
                                                             Par      Value
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 0.3%
Repurchase Agreement -- 0.3%
J.P. Morgan, Inc.
  6.8% dated 12-31-96, to be repurchased at $453 on 1-2-97
  (Collateral $455 Federal National Mortgage
  Association Mortgage-backed Securities,
  7.00% due 9-16-99, value $474)                             $453       $ 453

--------------------------------------------------------------------------------
Total Short-term Securities                                               453
--------------------------------------------------------------------------------

Total Investments-- 106.3%                                           $156,171
================================================================================

(A) Foreign securities are denominated and traded in U.S. dollars.
(B) When-issued security--Security issued on a delayed delivery basis. Final settlement and maturity not yet determined.
(C) The Company purchased Granite Home Loan Mortgage Certificates at 98.958, and Valley Federal S&L Manufactured Housing Participation Certificates at 99.5, in private placement transactions on December 22, 1983 and January 30, 1984, respectively. These investments are restricted as to resale and amounted to approximately $68 (less than .1% of net assets) at December 31, 1996. Restricted securities have been valued at fair value in accordance with valuation methods approved by the Board of Directors. Such approved methods reflect the Board's consideration of, among other things, the financial condition of the issuer, current interest rates and the maturity of the security. The Company will bear the costs incurred, if any, in connection with any future disposition of these securities.
(D) Rule 144a security which has restrictions  for resale.
(E) The rate shown is the rate as of December  31, 1996.
(F) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(G) Non-income producing.

See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1996    (Amounts in Thousands)
--------------------------------------------------------------------------------

ASSETS
   Investment securities at market value (Cost $151,339)  $155,718
   Short-term securities                                       453
--------------------------------------------------------------------------------
         Total investments                                              $156,171
   Receivable for:
      Sales of investments                                   1,985
      Accrued interest                                       2,496
--------------------------------------------------------------------------------
                                                                           4,481
   Other assets                                                               43
--------------------------------------------------------------------------------
                                                                         160,695
LIABILITIES:
   Payable for securities purchased                         13,022
   Accrued expenses                                            635
   Investment advisory fee payable                              59
--------------------------------------------------------------------------------
                                                                          13,716
--------------------------------------------------------------------------------
NET ASSETS -- equivalent to $15.77 per share on
   9,319 shares of Common Stock outstanding                             $146,979
================================================================================

SUMMARY OF STOCKHOLDERS' EQUITY:
   Common Stock, par value $.01 per share:authorized
      10,000 shares; issued and outstanding 9,319
      shares                                                    93
   Capital surplus                                         141,491
   Undistributed net realized gain on investments            1,016
   Unrealized appreciation of investments                    4,379
--------------------------------------------------------------------------------
   Net assets applicable to oustanding Common Stock                     $146,979
================================================================================
See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Statement of Operations                                   (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                               For the Year
                                                         Ended December 31, 1996
                                                         -----------------------
INVESTMENT INCOME:
Income:
   Dividends                                                             $  196
   Interest                                                              11,513
                                                                         11,709
Expenses:
   Advisory fee                                          $772
   Transfer agent and shareholder servicing expense        75
   Custodian fee                                           65
   Directors' fees and expenses                            59
   Legal and auditing fees                                 42
   Printing, stationery, and reports to shareholders       32
   Taxes, other than federal income taxes                  28
   Registration fees                                       16
   Other expenses                                           3
   Less fees waived                                       (24)
                                                                          1,068
-------------------------------------------------------------------------------
         Net investment income                                           10,641

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
   Net realized gain on investments                                       3,370
   Unrealized depreciation of investments                                (4,913)
-------------------------------------------------------------------------------
         Net realized and unrealized loss on investments                 (1,543)
-------------------------------------------------------------------------------
   Increase in net assets resulting from operations                     $ 9,098
===============================================================================
See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                        (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                              For the Years
                                                            Ended December 31,
                                                         -----------------------
                                                           1996          1995
                                                         --------      ---------
Operations:
   Net investment income                                 $ 10,641      $ 11,029
   Net realized gain on investments                         3,370         3,752
   Increase (decrease) in unrealized appreciation of
      investments                                          (4,913)       14,791
--------------------------------------------------------------------------------
   Change in net assets resulting from operations           9,098        29,572
Distributions to shareholders from:
   Net investment income                                  (10,997)      (11,184)
   Net realized gain on investments                        (2,749)           --
--------------------------------------------------------------------------------
      Total increase (decrease)                            (4,648)       18,388
Net Assets:
   Beginning of year                                      151,627       133,239
--------------------------------------------------------------------------------
   End of year (including undistributed net investment
      income of $0 and $206, respectively)               $146,979      $151,627
================================================================================
See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Financial Highlights:
--------------------------------------------------------------------------------

     Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Company's shares.


                                                      For the Years Ended December 31,
                                              -------------------------------------------------
                                               1996       1995       1994       1993      1992
                                              ------     ------     ------     ------    ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year            $16.27     $14.30     $16.25     $15.94    $16.06
------------------------------------------------------------------------------------------------
  Net investment income                         1.14       1.18       1.23       1.27      1.38
  Net realized and unrealized gain (loss)
    on investments                              (.16)      1.99      (1.90)       .84       .39
------------------------------------------------------------------------------------------------
Total from investment operations                 .98       3.17       (.67)      2.11      1.77
------------------------------------------------------------------------------------------------
Distributions paid from:
  Net investment income                        (1.18)     (1.20)     (1.20)     (1.28)    (1.40)
  Net realized gain on investments              (.30)       --        (.08)      (.52)       --
Dilutive effect of stock issuance                 --        --          --        --       (.49)
-----------------------------------------------------------------------------------------------
Net asset value, end of year                  $15.77     $16.27     $14.30     $16.25    $15.94
===============================================================================================

Market value per share, end of year           $14.375    $15.25     $13.125    $16.375   $15.625
================================================================================================

TOTAL RETURN:
Based on market value per share                 4.16%     25.92%    -12.75%     16.57%     8.17%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                         .72%       .81%       .76%       .72%+     .79%
Net investment income                           7.22%      7.62%      8.20%      7.71%     8.31%
SUPPLEMENTAL DATA:
Portfolio turnover rate                       326.30%    131.73%    116.19%    130.25%    83.51%
Net assets at end of year
  (in thousands)                             $146,979   $151,627   $133,239   $151,424  $142,311

------------
+Exclusive of expenses relating to Convertible Notes which were converted in
 1993.
See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements                             (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with generally accepted accounting principles for investment companies, include the following:

         (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

         (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at December 31, 1996 are reflected in the accompanying Schedule of Investments at their market value on December 31, 1996. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price on the last business day of the period. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The method of valuing restricted securities other than Rule 144a securities is described in Note C to the Schedule of Investments. The difference between cost and market value is reflected separately as net unrealized appreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

     The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. government securities for the year ended December 31, 1996 aggregated $45,603 and $49,766, respectively. Purchases and sales of U.S. government securities were $466,540 and $444,882, respectively, for the year ended December 31, 1996. As of December 31, 1996, unrealized appreciation for federal income tax and financial reporting purposes aggregated $4,379 of which $5,058 related to appreciated securities and $679 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $151,339 at December 31, 1996.

         (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and certain expenses on a daily basis. Dividend income is recorded on the ex-dividend date. Dividends and other distributions to shareholders are recorded on the ex-dividend date.

         (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

         (e) Use of Estimates -- The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)                (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

     The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000 the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the year ended December 31, 1996.

NOTE 3 -- SECURITIES LOANED

     At December 31, 1996, the market value of the securities on loan to broker-dealers was $18,426, for which the Company received collateral of $18,967 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):
(Amounts in Thousands, except per share amounts)

                                   First     Second      Third     Fourth
     1996                         Quarter    Quarter    Quarter    Quarter
     ----                         -------    -------    -------    -------

Investment income      Total       $2,940     $2,874     $2,861    $3,034
Net investment income  Total        2,664      2,605      2,598     2,774
                       Per Share     .286       .279       .279      .298

Net realized and
  unrealized gain
  (loss) on
  investments          Total       (4,110)    (1,640)       830     3,377
                       Per Share    (.441)     (.175)      .089      .362



                                   First     Second      Third     Fourth
     1995                         Quarter    Quarter    Quarter    Quarter
     ----                         -------    -------    -------    -------

Investment income      Total       $3,036     $3,115     $3,072     $2,982
Net investment income  Total        2,803      2,805      2,737      2,684
                       Per Share     .301       .301       .294       .288

Net realized and
  unrealized gain
  (loss) on
  investments          Total        1,452     12,020     (4,538)     9,609
                       Per Share     .156      1.290      (.487)     1.031

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Pacific American Income Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific American Income Shares, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 24, 1997